                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          June 17, 2005
                                                --------------------------------

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)

          New York                 333-118975-04                   13-3789046
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

                  270 Park Avenue
                 New York, New York                              10167
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      (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code        (212) 834-9280
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

            Attached as Exhibit 99.1 is a Collateral Term Sheet (as defined in the no-action letter issued by the staff of the Securities and Exchange
Commission (the "Commission") on February 17, 1995, to the Public Securities
Association) furnished to the Registrant by J.P. Morgan Securities Inc., ABN
AMRO Incorporated, Nomura Securities International, Inc. and Deutsche Bank
Securities Inc. (the "Underwriters") in respect of the Registrant's proposed offering of certain classes of the Commercial Mortgage Pass-Through
Certificates, Series 2005-LDP2 (the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No.
333-118975) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheet by reference in the Registration Statement.

            The Collateral Term Sheet was prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the
Collateral Term Sheet.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

       (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.             Description
-----------             -----------
(99.1)                  Collateral Term Sheet prepared by J.P. Morgan Securities
                        Inc., ABN AMRO Incorporated, Nomura Securities
                        International, Inc. and Deutsche Bank Securities Inc. in
                        connection with certain classes of the J.P. Morgan Chase
                        Commercial Mortgage Securities Corp., Commercial
                        Mortgage Pass-Through Certificates, Series 2005-LDP2.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 17, 2005

                                    J.P. MORGAN CHASE COMMERCIAL
                                    MORTGAGE SECURITIES CORP.

                                    By:
                                        /s/ Charles Y. Lee
                                        ---------------------------------------
                                        Name:  Charles Y. Lee
                                        Title: Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.        Description                                    Electronic (E)
-----------        -----------                                    --------------

(99.1)             Collateral Term Sheet prepared by J.P. Morgan         E
                   Securities Inc., ABN AMRO Incorporated, Nomura
                   Securities International, Inc. and Deutsche
                   Bank Securities Inc. in connection with certain
                   classes of the J.P. Morgan Chase Commercial
                   Mortgage Securities Corp., Commercial Mortgage
                   Pass-Through Certificates, Series 2005-LDP2.